                                                                    Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                              15-Jul-02
Determined as of:                                                  09-Jul-02
For the Monthly Period Ending:                                     30-Jun-02
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      28

                                                            Beginning               Ending                  Change
                                                            ---------               ------                  ------
Pool Balance (Principal)                                    3,173,477,293.32        3,176,064,914.39          2,587,621.07
Excess Funding Account                                                  0.00                    0.00                  0.00

Invested Amount                                               500,000,000.00          500,000,000.00                  0.00
Class A Invested Amount                                       465,000,000.00          465,000,000.00                  0.00
Class B Invested Amount                                        35,000,000.00           35,000,000.00                  0.00

Principal Funding Account                                      46,500,000.00           93,000,000.00         46,500,000.00

Adjusted Invested Amount                                      453,500,000.00          407,000,000.00        (46,500,000.00)
Class A Adjusted Invested Amount                              418,500,000.00          372,000,000.00        (46,500,000.00)
Class B Adjusted Invested Amount                               35,000,000.00           35,000,000.00                  0.00
Enhancement Invested Amount                                             0.00                    0.00                  0.00

Reserve Account                                                 1,250,000.00            1,250,000.00                  0.00

Available Cash Collateral Amount                               45,350,000.00           40,700,000.00         (4,650,000.00)
Available Shared Collateral Amount                             45,350,000.00           40,700,000.00         (4,650,000.00)
Spread Account                                                  5,000,000.00            5,000,000.00                  0.00

Servicing Base Amount                                         453,500,000.00          407,000,000.00        (46,500,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                                15.76%
Principal Allocation Pct                                               15.76%
Class A Floating Pct                                                   93.00%
Class B Floating Pct                                                    7.00%
Class A Principal Pct                                                  93.00%
Class B Principal Pct                                                   7.00%

                                                            Series
Allocations                             Trust               1996-A                  Class A                 Class B
-----------                             ----------------------------------------------------------------------------------
Principal Collections                   342,235,722.22         53,921,249.54           50,146,762.08          3,774,487.46

Finance Charge Collections               49,994,385.20          7,876,909.24            7,325,525.60            551,383.64
PFA Investment Proceeds                        N/A                 31,336.97               31,336.97                  0.00
Reserve Account Draw                           N/A                 43,166.36               43,166.36                  0.00
 Less: Servicer Interchange                                       520,833.33              484,375.00             36,458.33
                                                               -------------           -------------         -------------
Available Funds                                                 7,430,579.24            6,915,653.93            514,925.31

Monthly Investor Obligations
----------------------------
Monthly Interest                                                  804,513.89              745,033.33             59,480.56
Monthly Servicing Fee                                              94,479.17               87,865.63              6,613.54
Defaulted Amounts                        17,493,715.92          2,756,237.77            2,563,301.12            192,936.65
                                                               -------------           -------------         -------------
Total Obligations                                               3,655,230.83            3,396,200.08            259,030.75

Excess Spread                                                   3,968,285.06            3,519,453.85            448,831.21
Required Amount                                                         0.00                    0.00                  0.00

1 Mo. Libor Rate                              1.840000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        22,045.14
Interest on CCA Draw                                                                            0.00
                                                                                       -------------
Monthly Cash Collateral Fee                                                                22,045.14

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                              8.24%
Principal Payment Rate - 3 month average                                                       10.91%
Calculated Current Month's Spread Account Cap                                                   1.00%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        1.00%
Beginning Cash Collateral Amount                                                       45,350,000.00
Required Cash Collateral Amount                                                        40,700,000.00
Cash Collateral Account draw                                                                    0.00
Cash Collateral Account Surplus                                                         4,650,000.00
Beginning Spread Account Balance                                                        5,000,000.00
Required Spread Account Amount                                                          5,000,000.00
Required Spread Account Draw                                                                    0.00
Required Spread Account Deposit                                                                 0.00
Spread Account Surplus                                                                          0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                              2
Controlled Accumulation Amount                                                         46,500,000.00
Required PFA Balance                                                                   93,000,000.00
Beginning PFA Balance                                                                  46,500,000.00
Controlled Deposit Amount                                                              46,500,000.00
Available Investor Principal Collections                                               56,677,487.31
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                       10,177,487.31
Shared Principal from Other Series                                                              0.00
Class A Monthly Principal                                                              46,500,000.00
Class B Monthly Principal                                                                       0.00
Monthly Principal                                                                      46,500,000.00
PFA Deposit                                                                            46,500,000.00
PFA Withdrawl                                                                                   0.00
Ending PFA Balance                                                                     93,000,000.00
Principal to Investors                                                                          0.00
Ending Class A Invested Amount                                                        465,000,000.00
Ending Class B Invested Amount                                                         35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                          10.13%
Revolving Investor Interest                                                           500,000,000.00
Class A Invested Amount                                                               465,000,000.00
Available Principal                                                                    50,630,256.34
Class A Accumulation Period Length                                                                10

Reserve Account
---------------
Available Reserve Account Amount                                                        1,250,000.00
Covered Amount                                                                             74,503.33
Reserve Draw Amount                                                                        43,166.36
Portfolio Yield                                                                                14.03%
Reserve Account Factor                                                                         83.33%
Portfolio Adjusted Yield                                                                        8.98%
Reserve Account Funding Period Length                                                              3
Reserve Account Funding Date                                                               15-Mar-02
Weighted Average Coupon                                                                         1.93%
Required Reserve Account Amount                                                         1,250,000.00
Reserve Account Surplus                                                                         0.00
Required Reserve Account Deposit                                                           43,166.36
Portfolio Yield - 3 month average                                                              13.12%
Base Rate - 3 month average                                                                     4.04%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               9.08%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.